UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2005

Grant Prideco, Inc.

(Exact name of registrant as specified in charter)

Delaware (State of Incorporation)	001-15423 (Commission File No.)	76-0312499 (I.R.S. Employer Identification No.)

400 N. Sam Houston Pkwy. East, Suite 900 (Address of Principal Executive Offices)	77060 (Zip Code)

Registrant’s telephone number, including area code: (281) 878-8000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01. Entry into Material Agreement
Item 1.02 Termination of a Material Definitive Agreement
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURE
EXHIBIT INDEX
Press Release
Credit Facility
Security Agreement

Item 1.01. Entry into Material Agreement.

On May 17, 2005, Grant Prideco, Inc.. and certain of its subsidiaries replaced its current credit facility with a new Credit Agreement with Bank of America, N.A., as syndication agent, Wells Fargo Bank, National Association, as administrative agent (in such capacity, the “Agent”), and HSBC Bank, Plc as UK Swing Line Lender (the “New Credit Facility”). The New Credit Facility provides for aggregate borrowings of up to $300 million, including up to $25 million of UK borrowings. In addition, the Company has a one-time option to increase aggregate U.S. borrowing availability by an additional $50 million. The U.S. portion of the New Credit Facility is secured by substantially all of Grant Prideco’s and its subsidiaries’ U.S. assets, including U.S. inventories, equipment, receivables, owned real property and 65% of the stock of certain foreign subsidiaries. The UK portion of the credit facility is guaranteed by Grant Prideco and all U.S. subsidiaries and is secured by substantially all of Grant Prideco’s and its subsidiaries U.K. assets.

The foregoing is qualified by reference to Exhibits 99.1 through 99.___ to this Current Report on Form 8-K, which is incorporated herein by referenced in this Form 8-K. .

Item 1.02 Termination of a Material Definitive Agreement

In connection with the entry into the New Credit Facility described above in Item 1.01, Grant Prideco and its subsidiaries terminated its revolving credit facility with Deutsche Bank Trust Company Americas, as US Agent, Deutsche Bank AG, Canada Branch, as Canadian Agent, Transamerica Business Capital Corporation, as Documentation Agent, JP Morgan Chase Bank, as Co-Syndication Agent, and Merrill Lynch Capital, as Co-Syndication Agent.

Contemporaneously with entry into the New Credit Facility, Grant Prideco announced the call of its $200 million principal amount of 9 5/8% Senior Notes Due 2007. The 9 5/8% Senior Notes will be redeemed in accordance with the indenture governing the 9 5/8% Notes for face value plus accrued and unpaid interest, plus a make whole premium. The make whole premium is calculated by discounting future interest and principal of the notes at a rate equal to the applicable Treasury Yield plus 50 basis points. Such redemption will be funded utilizing cash on hand as well as borrowings under the New Credit Facility.

The foregoing is qualified by reference to Exhibits 99.1 through 99.___ to this Current Report on Form 8-K, which are incorporated herein by reference.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

99.1 Press Release Regarding Redemption and Credit Facility.

99.2 Credit Facility

99.3 Security Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grant Prideco, Inc.
Date: May 18, 2005	By:	/s/ Philip A. Choyce
Philip A. Choyce
Vice President and General Counsel

EXHIBIT INDEX

99.1 Press Release Regarding Redemption and Credit Facility.

99.2 Credit Facility

99.3 Security Agreement